Exhibit 99.2

Disclaimer Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of the Company. These statements are often, but not always, identified by words such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized”, “target” and “outlook”, or the negative version of those words or other comparable words of a future or forward-looking nature. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others, the following: interest rate risk, including the effects of recent and anticipated rate increases by the Federal Reserve; fluctuations in the values of the securities held in our securities portfolio or the values of derivative instruments held in our derivatives portfolio, including as a result of changes in interest rates; business and economic conditions generally and in the financial services industry, nationally and within our market area, including rising rates of inflation and possible recession; the effects of recent developments and events in the financial services industry, including the large-scale deposit withdrawals over a short period of time at Silicon Valley Bank, Signature Bank and First Republic Bank that resulted in the failure of those institutions; loan concentrations in our portfolio; the overall health of the local and national real estate market; our ability to successfully manage credit risk; our ability to maintain an adequate level of allowance for loan losses; new or revised accounting standards, including as a result of the implementation of the Current Expected Credit Loss standard; the concentration of large loans to certain borrowers; the concentration of large deposits from certain clients, who have balances above the current Federal Deposit Insurance Corporation insurance limits; our ability to successfully manage liquidity risk, which may increase our dependence on non-core funding sources such as brokered deposits, and negative impact of our cost of funds; our ability to raise additional capital to implement our business plan; our ability to implement our growth strategy and manage costs effectively; the composition of our senior leadership team and our ability to attract and retain key personnel; talent and labor shortages an high rates of employment turnover; the occurrence of fraudulent activity, breaches or failures of our information security controls or cybersecurity-related incidents, including as a result of sophisticated attacks using artificial intelligence and similar tools; interruptions involving our information technology and telecommunications systems or third-party servicers; competition in the financial services industry, including from nonbank competitors such as credit unions and “fintech” companies; the effectiveness of our risk management framework; the commencement and outcome of litigation and other legal proceedings and regulatory actions against us; the impact of recent and future legislative and regulatory changes, including in response to the recent failures of Silicon Valley Bank, Signature Bank and First Republic Bank; risks related to climate change and the negatively impact it may have on our customers and their businesses; the imposition of governmental policies impacting the value of products produced by our commercial borrowers; severe weather, natural disasters, wide spread disease or pandemics (including the COVID-19 pandemic), acts of war or terrorism, civil unrest or other adverse external events, including the Russian invasion of Ukraine; potential impairment to the goodwill we recorded in connection with our past acquisition; changes to U.S. or state tax laws, regulations and guidance, including the new 1% excise tax on stock buybacks by publicly traded companies; the success at managing the risks involved in the foregoing items; and any other risks described in the “Risk Factors” sections of reports filed by the Company with the Securities and Exchange Commission. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. The Company undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Certain of the information contained in this presentation is derived from information provided by industry sources. Although the Company believe that such information is accurate and that the sources from which it has been obtained are reliable, the Company cannot guarantee the accuracy of, and have not independently verified, such information. Use of Non-GAAP financial measures In addition to the results presented in accordance with U.S. General Accepted Accounting Principles (“GAAP”), the Company routinely supplements its evaluation with an analysis of certain non-GAAP financial measures. The Company believes these non-GAAP financial measures, in addition to the related GAAP measures, provide meaningful information to investors to help them understand the Company’s operating performance and trends, and to facilitate comparisons with the performance of peers. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of non-GAAP disclosures to the comparable GAAP measures are provided in this presentation. 2

2Q23 Earnings Highlights

BRIDGEWATER BANCSHARES, INC.

Diluted EPS	Return on Average Assets	Return on Avg. Tangible Common Equity[1]	Efficiency Ratio[1]	Nonperforming Assets to Total Assets
$0.31	0.88%	10.48%	52.7%	0.02%

Improving Balance Sheet Composition

- Deposit balances up $166.8 million, or 19.6% annualized, from 1Q23
- Core deposit[2] growth of 7.4% annualized from 1Q23 outpaced loan growth of 5.6% annualized
- Borrowings declined $176.9 million, or 24.3%, from 1Q23

Net Interest Margin Pressure Slowing

- Net interest margin (NIM) of 2.40%, down 32 bps from 1Q23
- Yield on interest-earning assets of 5.06%, up 15 bps from 1Q23
- Cost of deposits of 2.66%, up 65 bps from 1Q23
- Month-over-month core net interest margin compression slowed throughout 2Q23

Well-Controlled Expenses

- Noninterest expense up $0.2 million, or 1.4%, from 1Q23 and up $0.6 million, or 4.6%, from 2Q22
- Noninterest expense to average assets of 1.29% annualized, down 2 bps from 1Q23
- Efficiency ratio[1] of 52.7%, up from 46.2% in 1Q23

Superb Asset Quality

- Annualized net charge-offs to average loans of 0.00%, in-line with 1Q23
- Nonperforming assets to total assets of 0.02%, in-line with 1Q23
- Growth-driven provision of $550 thousand; allowance to total loans of 1.36%

[1] Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation
[2] Core deposits are defined as total deposits less brokered deposits and certificates of deposit greater than $250,000

3

Net Interest Income Impacted by Margin Pressure and Managed Loan Growth 4 $30,237 $32,599 $31,745 $27,567 $24,928 $263 $96 $48 $2 $3 $2,030 $1,400 $1,100 $998 $941 $32,530 $34,095 $32,893 $28,567 $25,872 3.58% 3.53% 3.16% 2.72% 3.34% 3.38% 2.40% 3.05% 2.62% 2.31% 2Q22 3Q22 4Q22 1Q23 2Q23 Core Net Interest Margin1,2 Net Interest Margin1 Net Interest Income (ex. interest income on loan fees and PPP loans) Interest Income and fees on PPP loans Loan fees Net Interest Income and Margin Trends Net Interest Margin Drivers Core NIM2 down 31 bps Month-Over-Month Core NIM Compression Slowed in 2023 1 Amounts calculated on a tax-equivalent basis using statutory federal tax rate of 21% 2 Excludes loan fees and PPP loan balances, interest and fees; represents a Non-GAAP financial measure, see Appendix for Non-GAAP reconciliation Dollars in thousands 1 6 13 16 14 14 15 14 10 7 6 Aug. 22 Sep. 22 Oct. 22 Nov. 22 Dec. 22 Jan. 23 Feb. 23 Mar. 23 Apr. 23 May 23 Jun. 23 Core NIM1 Compression by Month (bps) • June 2023 NIM of 2.33% compared to 2Q23 NIM of 2.40% • Core NIM pressure slowed during 2Q23 after 6 consecutive months of steady compression

Funding Costs Outpacing Asset Yields 5 $2,162 $2,253 $2,332 $2,498 $2,711 $882 $277 $992 $943 $814 $755 $272 $527 $636 $546 $3,321 $3,517 $3,802 $3,948 $4,012 0.63% 0.93% 1.67% 2.41% 2.91% 2Q22 3Q22 4Q22 1Q23 2Q23 $3,108 $3,266 $3,482 $3,630 $3,717 4.45% 4.59% 4.87% 5.06% 5.19% 4.17% 4.42% 4.74% 4.95% 5.09% 2Q22 3Q22 4Q22 1Q23 2Q23 $3,045 $3,245 $3,275 $3,311 $3,466 0.46% 0.73% 1.31% 2.01% 2.66% 2Q22 3Q22 4Q22 1Q23 2Q23 Loan Yield (ex. Loan Fees and PPP)2 Loan Portfolio Steadily Repricing Higher High-Yielding Securities Portfolio Deposit Costs Continue to Rise Overall Funding Costs Continue to Rise $491 $537 $608 $604 $595 2.85% 3.35% 3.91% 4.22% 4.24% 2Q22 3Q22 4Q22 1Q23 2Q23 Average Interest-Bearing Deposits Average Noninterest-Bearing Deposits Average Borrowings Cost of Liability Funding Average Loans Loan Yield1 Average Investments Investment Yield1 Average Total Deposits Cost of Total Deposits 1 Amounts calculated on a tax-equivalent basis using statutory federal tax rate of 21% 2 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation Dollars in millions

Revenue Trends Impacted by Current Environment 6 PPNR ROA1 Continued Profitability in the Current Environment Spread-Based Revenue Model $32,530 $34,095 $32,893 $28,567 $25,872 $1,650 $1,387 $1,738 $1,943 $1,415 $34,180 $35,482 $34,631 $30,510 $27,287 2Q22 3Q22 4Q22 1Q23 2Q23 $20,439 $21,439 $19,512 $16,198 $12,882 $12,963 $14,513 $13,735 $11,642 $9,816 2.19% 2.15% 1.82% 1.49% 1.16% 1.38% 1.46% 1.28% 1.07% 0.88% 2Q22 3Q22 4Q22 1Q23 2Q23 PPNR Net Income 1 ROA Net Interest Income Noninterest Income 1 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation Dollars in thousands

$8,977 $9,449 $9,821 $8,815 $8,589 $1,042 $1,086 $1,177 $1,209 $1,075 $950 $1,022 $1,044 $1,040 $1,112 $2,783 $2,600 $3,161 $3,119 $3,612 $13,752 $14,157 $15,203 $14,183 $14,388 2Q22 3Q22 4Q22 1Q23 2Q23 Well-Controlled Expenses 7 1.47% 1.42% 1.42% 1.31% 1.29% 40.2% 39.8% 43.8% 46.2% 52.7% 2Q22 3Q22 4Q22 1Q23 2Q23 NIE / Avg. Assets2 Efficiency Ratio2 Highly Efficient Business Model Despite Revenue Pressures Well-Controlled Expense Base in the Current Environment Industry median efficiency ratio of 57%1 NIE growth tracking below asset growth YoY Personnel Occupancy Technology Other 1 1Q23 median efficiency ratio for publicly-traded banks with total assets between $3 billion and $10 billion (Source: S&P Capital IQ) 2 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation Dollars in thousands

Strong Rebound in Deposit Growth 8 30% 29% 26% 22% 21% 16% 15% 13% 18% 20% 30% 33% 30% 27% 24% 9% 9% 8% 8% 8% 15% 14% 23% 25% 27% $3,202 $3,305 $3,417 $3,411 $3,578 2Q22 3Q22 4Q22 1Q23 2Q23 Noninterest-Bearing Transaction Interest-Bearing Transaction Savings & Money Market Time Brokered • Total deposit balances up 19.6% annualized • Core deposit1 balances up 7.4% annualized • Overall mix shift continued from noninterest-bearing into interest-bearing deposits • Continued to supplement core deposits with wholesale funding to support loan growth • Remained focused on better aligning loan growth with core deposit growth over the course of 2023 (2Q23 annualized loan growth of 5.6% vs. core deposit1 growth of 7.4%) • Loan-to-deposit ratio of 104.4%, down from 108.0% in 1Q23 • Uninsured deposits remained low at 22%, down from 38% in 4Q22 Deposit Balances Rise in 2Q23 1 Core deposits are defined as total deposits less brokered deposits and certificates of deposit greater than $250,000 2 Calculated as the change in ending deposit rate over the change in ending Fed Funds rate from February 2022 Dollars in millions Cumulative Total Deposit Beta2 12% 20% 34% 40% 48% 6/30/2022 9/30/2022 12/31/2022 3/31/2023 6/30/2023

Managed Pace of Loan Growth 9 $3,226 $3,380 $3,569 $3,684 $3,736 2Q22 3Q22 4Q22 1Q23 2Q23 Gross Loans Dollars in millions • 2Q23 loan growth of $51.9M, or 5.6% annualized • YTD loan growth of $166.8M, or 9.4% annualized • Strong brand presence and relationships in the market allow us to continue to get in front of high-quality clients and deals • Being more selective by focusing on high quality transactions with seasoned clients • Actively managing the balance sheet to better align with funding outlook • Being more disciplined on loan pricing to manage growth and the net interest margin • Leveraging sales of participations on new originations • Overall loan demand has declined as fewer deals are making financial sense due to the higher interest rate environment Managing Loan Growth

Well-Diversified Loan Portfolio 10 Dollars in millions CRE NOO 26.0% Multifamily 35.2% C&D 11.2% 1-4 Family Mortgage 10.7% CRE OO 4.3% C&I 12.3% Consumer & Other 0.2% Loan Mix by Type $3.7 Billion 2Q23 Loan Growth by Type (vs. 1Q23) $(6) $- $- $5 $9 $20 $23 Multifamily 1-4 Family Mortgage Construction & Development C&I CRE Owner Occupied CRE Nonowner Occupied Consumer & Other • Intentionally slowing the overall pace of loan growth across the portfolio • Construction and development growth primarily due to draws on previously originated loans

Loan Originations and Payoffs Are Slowing 11 New Loan Originations and Advances $268 $169 $186 $75 $47 $125 $139 $127 $145 $84 $393 $308 $313 $220 $131 2Q22 3Q22 4Q22 1Q23 2Q23 New Originations Advances Loan Payoffs and Amortization/Paydowns $163 $117 $99 $69 $54 $31 $36 $42 $42 $45 $194 $153 $141 $111 $99 2Q22 3Q22 4Q22 1Q23 2Q23 Payoffs Amortization/Paydowns $311 $373 $427 $508 $537 2Q22 3Q22 4Q22 1Q23 2Q23 Selling Participations on Larger Loans to Manage Growth Loan Participation Portfolio Balance Sold $109M of participations in 2023 YTD Dollars in millions

¹ Nonaccrual loans plus loans 90 days past due and still accruing and foreclosed assets Dollars in thousands Superb Asset Quality Continues 12 $6 $(280) $(5) $(2) $(3) 0.00% (0.03)% 0.00% 0.00% 0.00% 2Q22 3Q22 4Q22 1Q23 2Q23 Net Charge-Offs Cumulative NCOs of $376K since 2017 Net Charge-offs (recoveries) % of Average Loans (annualized) $44,711 $46,491 $47,996 $50,148 $50,701 1.39% 1.38% 1.34% 1.36% 1.36% 2Q22 3Q22 4Q22 1Q23 2Q23 Allowance for Credit Losses Modest CECL Day 1 impact of $650K on January 1, 2023 Allowance for Credit Losses % of Gross Loans $688 $663 $639 $809 $778 0.02% 0.02% 0.01% 0.02% 0.02% 2Q22 3Q22 4Q22 1Q23 2Q23 Nonperforming Assets1 Consistently low NPA levels NPAs % of Assets

Watch and Substandard Loans Remain Stable 13 C&I 17.6% C&D 6.3% Multifamily 11.9% CRE NOO Senior Housing 37.4% CRE NOO Retail 21.7% CRE NOO Office 2.6% 1-4 Family 2.5% $27 Million Watch List Loans Substandard Loans C&I 47.8% CRE NOO Office 28.7% CRE NOO Hotels 9.8% CRE NOO Retail 7.9% CRE OO 4.7% C&D 0.3% 1-4 Family 0.8% $34 Million Watch List Characteristics Loan Balances Outstanding $27,215 % of Total Loans, Gross 0.7% Number of Loans 20 Average Loan Size $1,361 Substandard Characteristics Loan Balances Outstanding $33,821 % of Total Loans, Gross 0.9% Number of Loans 20 Average Loan Size $1,691 % of Bank Risk-Based Capital 6.34% $34,705 $22,759 $32,252 $27,574 $27,215 2Q22 3Q22 4Q22 1Q23 2Q23 Watch List Loans $26,991 $30,767 $28,049 $36,258 $33,821 2Q22 3Q22 4Q22 1Q23 2Q23 Substandard Loans Dollars in thousands

Managing CRE and Office-Related Risk 14 1 Excludes medical office of $87M at June 30, 2023 Dollars in millions Addressing CRE NOO Repricing Risk • CRE NOO loans primarily located in the Twin Cities market • Ongoing active client engagement • Clients with maturing loans or resetting rates over the next 12 months • Identify situations of possible cash flow strain • Recommend solutions early in the process Well-Managed CRE NOO Office Exposure1 Small CRE NOO Office Portfolio Low Average Loan Size LTVs In-Line with the Total Loan Portfolio 5.2% of Total Loans $2.2M Average Loan Size 62% Weighted Average LTV CRE NOO Office by Geography Twin Cities Suburban 53% Minneapolis-St. Paul CBD 13% Minneapolis-St. Paul Non-CBD 20% Out-of-State 14% $196M • Majority of CRE NOO office exposure in the Twin Cities suburbs • Only 4 loans totaling $35M located in central business districts (CBD) • Only 3 loans totaling $27M outside of Minnesota – out-of-state projects for existing local clients Lower Repricing Risk Fixed-Rate Maturity Schedule Low LTVs 79% are Fixed-Rate $114M Maturing Over the Next 12 Months 61% Weighted Average LTV

Ample Liquidity and Borrowing Capacity 15 1 Excludes $236M of pledged securities at June 30, 2023 Dollars in millions 13.5% 14.0% 13.7% 10.9% 9.6% 25.0% 20.1% 17.0% 30.9% 33.1% $1,498 $1,409 $1,380 $1,924 $1,962 2Q22 3Q22 4Q22 1Q23 2Q23 Off-Balance Sheet Liquidity as a % of Assets On-Balance Sheet Liquidity as a % of Assets Liquidity Position with 2.5x Coverage of Uninsured Deposits Diverse Liquidity Mix 2023 YTD Liquidity Actions • Added $582M of on- and off-balance sheet liquidity YTD • $828M increase in borrowing capacity with the FRB following additional loan and securities pledging • $91M increase to cash and cash equivalents • Did not utilize any borrowings from the Discount Window or the Bank Term Funding Program (BTFP) in 2023 YTD Funding Source 6/30/2023 12/31/2022 Change Cash $ 139 $ 4 8 $ 9 1 Unpledged Securities1 302 549 (247) FHLB Capacity 401 391 10 FRB Discount Window 986 158 828 Unsecured Lines of Credit 108 208 (100) Secured Line of Credit 26 26 - Total $ 1,962 $ 1,380 $ 582 Available Balance

Well-Capitalized with Steady Tangible Book Value Per Share Growth 16 10.33% 9.98% 9.55% 9.41% 9.47% 8.50% 8.47% 8.40% 8.48% 8.72% 13.98% 13.78% 13.15% 13.25% 13.50% 7.87% 7.57% 7.48% 7.23% 7.39% 2Q22 3Q22 4Q22 1Q23 2Q23 Total Risk-Based Capital Ratio Common Equity Tier 1 Capital Ratio Tier 1 Leverage Ratio Increased Consolidated Capital Ratios in 2Q23 Tangible Common Equity Ratio1 $4.52 $5.40 $7.22 $8.33 $9.31 $10.98 $11.69 $12.15 2016 2017 2018 2019 2020 2021 2022 2Q23 Steady Tangible Book Value Per Share1 Growth 1 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation Dollars in millions, except per share data

Near-Term Expectations 17 • High single-digit loan growth in the back half of 2023 – focus on aligning loan growth more closely with core deposit growth over time • Target loan-to-deposit ratio between 95% and 105% Balance Sheet Growth • Expect the pace of net interest margin compression to continue to slow • Magnitude dependent on the path of interest rates, shape of the yield curve and pace of core deposit growth and loan payoffs Net Interest Margin • Increased pace of expense growth in the second half of 2023, including investments in people and technology, FDIC insurance expense and IntraFi deposit costs • Noninterest expense growth in-line with asset growth over time Expenses • Build tangible common equity and CET1 ratios, aided by retained earnings and managed pace of loan growth • Ongoing evaluation of potential share repurchases Capital Levels

2023 Strategic Priorities – Positioning for Long-Term Success 18 Manage High Quality Balance Sheet Growth 1 2 3 4 Maintain High Efficiency While Investing in the Business Continue Scalability of ERM Function, Including Proactive Assessment of Asset Quality Risks Implement Longer Term Strategic Readiness Initiatives • Slower pace of balance sheet growth in the current environment • Manage the balance sheet to optimize net interest income • Increase emphasis on generating core deposit growth to support loan growth over the course of 2023 • Identify opportunities to better manage the discretionary spend to align expense growth with a slower pace of asset growth • Continue to invest in people and technology • Make proactive investments to scale the business and position for longer-term growth • Continued build-out of the enterprise risk management function, including enhanced stress testing capabilities • Ongoing monitoring of the loan portfolio for signs of credit weakness given the economic uncertainty heading into 2023 • Expand covenant testing and assess repricing risk on maturing loans • Complete CECL adoption in early 2023 • Expand C&I function to support further diversification of the loan portfolio and new deposit growth channels over time • Continue evaluating potential M&A opportunities and be ready to act as the right opportunity becomes available Progress-to-Date Core deposit growth outpaced loan growth in 2Q23 NIE growth of 5% YoY compared to asset growth of 19% Adopted CECL on January 1, 2023 Relocated downtown Minneapolis branch

APPENDIX 19

Interest Rate Sensitivity

BRIDGEWATER BANCSHARES, INC.

Estimated Change in NII From Immediate Interest Rate Shocks

	2Q22	3Q22	4Q22	1Q23	2Q23
+200 bps	(0.7)%	(3.6)%	(2.3)%	(9.3)%	(3.8)%
+100 bps	(0.4)%	(1.7)%	(1.2)%	(4.6)%	(1.9)%
-100 bps	+0.5%	+3.1%	+1.0%	+6.2%	+4.0%
-200 bps	(2.0)%	+2.4%	+1.3%	+12.2%	+7.5%

- Change in rate sensitivity position impacted by rising interest rate environment, deposit mix shift and leveraging wholesale deposits and borrowings
- Better positioned for a steeper yield curve and potential future rate cuts

Loan Portfolio Considerations

- Loan portfolio most sensitive to changes in the 3- to 5-year portion of the yield curve
- Fixed-rate nature of the loan portfolio (67%) results in slower repricing compared to deposits
- Leveraging prepayment penalties on new loan originations to help maintain benefit of higher rates over time

Deposit Considerations

- Increased focus on funding loan growth with core deposits over time
- Core deposit growth more challenging amid recent bank failures and rising interest rate environment
- Continued to supplement core deposits with wholesale funding to support loan growth
- Deposit base is more sensitive to changing interest rates
- Cumulative deposit beta of 48%[1]

[1] Calculated as the change in ending deposit rate over the change in ending Fed Funds rate from February 2022 to June 2023

20

Loan Portfolio Repricing

BRIDGEWATER BANCSHARES, INC.

Loan Portfolio Mix



Adjustable, 16.1%
Variable, 17.2%
Fixed, 66.7%

Larger fixed-rate portfolio helps to mitigate repricing risk

Fixed-Rate Portfolio ($2.5B)

Years to Maturity



$422
17%
Less Than 1 Year
$363
15%
1 to 2 Years
$265
11%
2 to 3 Years
$354
14%
3 to 4 Years
$351
14%
4 to 5 Years
$736
29%
5+ Years

Stronger loan growth results in relatively quick turn of the loan portfolio and accelerated repricing:

- 16% year-over-year total loan growth
- $972M of total loan originations and advances over prior 12 months

Variable-Rate Portfolio ($644M)

Variable-Rate Loan Floors



$550
100%
At or Above Floor (6/30/23)
$550
100%
Up 25 bps
$550
100%
Up 50 bps
$550
100%
Up 75 bps
$550
100%
Up 100+ bps
Cumulative Percent of balances at or above floor as rates rise

- 85% of variable-rate portfolio have floors, all of which are at or above their floors
- 95% of variable-rate loans are currently tied to SOFR or Prime

Adjustable-Rate Portfolio ($602M)

Adjustable-Rate Repricing Schedule



$102
17%
Less Than 1 Year
$41
7%
1 to 2 Years
$115
19%
2 to 3 Years
$126
21%
3 to 4 Years
$99
16%
4 to 5 Years
$119
20%
5+ Years

- Over 99% of the adjustable-rate loans are at or above their floors
- Implies immediate repricing as rates rise, depending on the repricing schedule

Dollars in millions

21

High Quality Securities Portfolio 22 30% 35% 43% 41% 41% 35% 31% 24% 23% 24% 21% 20% 20% 21% 21% 14% 13% 13% 15% 14% $483 $542 $549 $559 $538 2Q22 3Q22 4Q22 1Q23 2Q23 Mortgage-Backed Securities Municipal Bonds Corporate Securities Other Securities Available for Sale Portfolio AAA, 21% AA, 47% A, 4% BBB, 12% BB, 1% NR, 15% Rating Mix Derivatives Portfolio Offsetting AOCI Impact $(47,884) $(52,064) $28,581 $28,203 $(17,942) $(20,908) 4Q22 2Q23 MTM Securities MTM Derivatives Net Impact on AOCI1 • No held-to-maturity securities • Securities portfolio average duration of 5.3 years • Average securities portfolio yield of 4.24% • Unrealized losses on AFS securities were 12.7% of stockholders’ equity • AOCI / Total RBC of 3.6% vs. peer bank median of 10.5%2 1 Includes the tax-effected impact of $7,232 in 4Q22 and $8,430 in 2Q23 2 1Q23 median for publicly-traded banks with total assets between $3 billion and $10 billion (Source: S&P Capital IQ) Dollars in thousands

Reconciliation of Non-GAAP Financial Measures – Annual

BRIDGEWATER BANCSHARES, INC.

Tangible Common Equity & Tangible Common Equity/Tangible Assets	2016	2017	2018	2019	2020	2021	2022
	As of and for the year ended December 31,						
Common Equity	$ 115,366	$ 137,162	$ 220,998	$ 244,794	$ 265,405	$ 379,272	$ 394,064
Less: Preferred Stock	-	-	-	-	-	(66,514)	(66,514)
Less: Intangible Assets	(4,060)	(3,869)	(3,678)	(3,487)	(3,296)	(3,105)	(2,914)
Tangible Common Equity	$ 111,306	$ 133,293	$ 217,320	$ 241,307	$ 262,109	$ 309,653	$ 324,636
Total Assets	$ 1,260,394	$ 1,616,612	$ 1,973,741	$ 2,268,830	$ 2,927,345	$ 3,477,659	$ 4,345,662
Less: Intangible Assets	(4,060)	(3,869)	(3,678)	(3,487)	(3,296)	(3,105)	(2,914)
Tangible Assets	$ 1,256,334	$ 1,612,743	$ 1,970,063	$ 2,265,343	$ 2,924,049	$ 3,474,554	$ 4,342,748
Tangible Common Equity/Tangible Assets	8.86%	8.26%	11.03%	10.65%	8.96%	8.91%	7.48%

Tangible Book Value Per Share	2016	2017	2018	2019	2020	2021	2022
Book Value Per Common Share	$ 4.69	$ 5.56	$ 7.34	$ 8.45	$ 9.43	$ 11.09	$ 11.80
Less: Effects of Intangible Assets	(0.17)	(0.16)	(0.12)	(0.12)	(0.12)	(0.11)	(0.11)
Tangible Book Value Per Common Share	$ 4.52	$ 5.40	$ 7.22	$ 8.33	$ 9.31	$ 10.98	$ 11.69
Total Common Shares	24,589,861	24,679,861	30,097,274	28,973,572	28,143,493	28,206,566	27,751,950

Dollars in thousands

23

Reconciliation of Non-GAAP Financial Measures – Profitability, TCE and TBV

BRIDGEWATER BANCSHARES, INC.

Efficiency Ratio	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023
Noninterest Expense	$ 13,752	$ 14,157	$ 15,203	$ 14,183	$ 14,388
Less: Amortization Intangible Assets	(47)	(48)	(48)	(48)	(34)
Adjusted Noninterest Expense	$ 13,705	$ 14,109	$ 15,155	$ 14,135	$ 14,354
Net Interest Income	$ 32,530	$ 34,095	$ 32,893	$ 28,567	$ 25,872
Noninterest Income	1,650	1,387	1,738	1,943	1,415
Less: (Gain) Loss on Sales of Securities	(52)	-	(30)	56	(50)
Adjusted Operating Revenue	$ 34,128	$ 35,482	$ 34,601	$ 30,566	$ 27,237
Efficiency Ratio	40.2%	39.8%	43.8%	46.2%	52.7%

As of and for the quarter ended,

Tangible Common Equity & Tangible Common Equity/Tangible Assets	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023
Total Shareholders' Equity	$ 374,883	$ 382,007	$ 394,064	$ 402,006	$ 409,126
Less: Preferred Stock	(66,514)	(66,514)	(66,514)	(66,514)	(66,514)
Total Common Shareholders' Equity	308,369	315,493	327,550	335,492	342,612
Less: Intangible Assets	(3,009)	(2,962)	(2,914)	(2,866)	(2,832)
Tangible Common Equity	$ 305,360	$ 312,531	$ 324,636	$ 332,626	$ 339,780
Total Assets	$ 3,883,264	$ 4,128,987	$ 4,345,662	$ 4,602,899	$ 4,603,185
Less: Intangible Assets	(3,009)	(2,962)	(2,914)	(2,866)	(2,832)
Tangible Assets	$ 3,880,255	$ 4,126,025	$ 4,342,748	$ 4,600,033	$ 4,600,353
Tangible Common Equity/Tangible Assets	7.87%	7.57%	7.48%	7.23%	7.39%

As of and for the quarter ended,

Tangible Book Value Per Share	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023
Book Value Per Common Share	$ 11.14	$ 11.44	$ 11.80	$ 12.05	$ 12.25
Less: Effects of Intangible Assets	(0.11)	(0.11)	(0.11)	(0.10)	(0.10)
Tangible Book Value Per Common Share	$ 11.03	$ 11.33	$ 11.69	$ 11.95	$ 12.15
Total Common Shares	27,677,372	27,587,978	27,751,950	27,845,244	27,973,995

As of and for the quarter ended,

ROATCE	June 30, 2023
Net Income Available to Common Shareholders	$ 8,802
Average Total Shareholders' Equity	$ 406,347
Less: Average Preferred Stock	(66,514)
Average Total Common Shareholders' Equity	$ 339,833
Less: Effects of Average Intangible Assets	(2,846)
Average Tangible Common Equity	$ 336,987
Annualized Return on Average Tangible Common Equity	10.48%

Dollars in thousands

24

Reconciliation of Non-GAAP Financial Measures – PPNR 25 Dollars in thousands Pre-Provision Net Revenue June 30, 2022 September 30, 2022 December 31, 2022 March 31, 2023 June 30, 2023 Noninterest Income $ 1,650 $ 1,387 $ 1,738 $ 1,943 $ 1,415 Less: (Gain) Loss on Sales on Securities (52) - (30) 5 6 (50) Less: FHLB Advance Prepayment Income - - - (299) - Total Operating Noninterest Income 1,598 1,387 1,708 1,700 1,365 Plus: Net Interest Income 32,530 34,095 32,893 28,567 25,872 Net Operating Revenue 34,128 35,482 34,601 30,267 27,237 Noninterest Expense $ 13,752 $ 14,157 $ 15,203 $ 14,183 $ 14,388 Less: Amortization of Tax Credit Investments (63) (114) (114) (114) (114) Total Operating Noninterest Expense 13,689 14,043 15,089 14,069 14,274 Pre-Provision Net Revenue $ 20,439 $ 21,439 $ 19,512 $ 16,198 $ 12,963 Plus: Non-Operating Revenue Adjustments 5 2 - 30 243 5 0 Less: Provision for Credit Losses 3,025 1,500 1,500 625 5 0 Non-Operating Expense Adjustments 63 114 114 114 114 Provision for Income Taxes 4,521 5,312 4,193 4,060 3,033 Net Income $ 12,882 $ 14,513 $ 13,735 $ 11,642 $ 9,816 Average Assets $ 3,743,575 $ 3,948,201 $ 4,251,345 $ 4,405,234 $ 4,483,662 Pre-Provision Net Revenue Return on Average Assets 2.19% 2.15% 1.82% 1.49% 1.16% As of and for the quarter ended,

Reconciliation of Non-GAAP Financial Measures – Core NIM

Bridgewater Bancshares, Inc.

Core Net Interest Margin	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023
	As of and for the quarter ended,				
Net Interest Income (Tax-Equivalent Basis)	$ 32,806	$ 34,418	$ 33,260	$ 28,947	$ 26,280
Less: Loan Fees	(2,030)	(1,400)	(1,100)	(998)	(941)
Less: PPP Interest and Fees	(263)	(96)	(48)	(2)	(3)
Core Net Interest Margin	$ 30,513	$ 32,922	$ 32,112	$ 27,947	$ 25,336
Average Interest Earning Assets	$ 3,671,748	$ 3,871,896	$ 4,177,644	$ 4,323,706	$ 4,395,050
Less: Average PPP Loans	(8,335)	(2,424)	(1,109)	(999)	(913)
Core Average Interest Earning Assets	$ 3,663,413	$ 3,869,472	$ 4,176,535	$ 4,322,707	$ 4,394,137
Core Net Interest Margin	**3.34%**	**3.38%**	**3.05%**	**2.62%**	**2.31%**
Loan Interest Income (Tax-Equivalent Basis)	$ 34,468	$ 37,820	$ 42,702	$ 45,265	$ 48,066
Less: Loan Fees	(2,030)	(1,400)	(1,100)	(998)	(941)
Less: PPP Interest and Fees	(263)	(96)	(48)	(2)	(3)
Core Loan Interest Income	$ 32,175	$ 36,324	$ 41,554	$ 44,265	$ 47,122
Average Loans	$ 3,107,679	$ 3,265,814	$ 3,482,150	$ 3,630,446	$ 3,716,534
Less: Average PPP Loans	(8,335)	(2,424)	(1,109)	(999)	(913)
Core Average Loans	$ 3,099,344	$ 3,263,390	$ 3,481,041	$ 3,629,447	$ 3,715,621
Core Loan Yield	**4.17%**	**4.42%**	**4.74%**	**4.95%**	**5.09%**

Dollars in thousands

26